UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2011

Shengkai Innovations, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34587	11-3737500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.106 Zhonghuan South Road, Airport Industrial Park Tianjin, People's Republic of China	300308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (86) 22-5883 8509

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 16, 2011, Shengkai Innovations, Inc., a Florida corporation (the "Company"), issued a press release (the "Press Release") announcing that the Company will be implementing a strategic transition away from the low-end markets including the electric power markets, to the high-end oil and chemical markets, both domestically and abroad, in response to recent business disruptions and changes in the global ceramic valves industry.

A copy of the Press Release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 16, 2011, issued by Shengkai Innovations, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengkai Innovations, Inc. (Registrant)
September 16, 2011 (Date)	/s/ DAVID MING HE David Ming He Chief Financial Officer